CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	May 04, 2013	Apr. 28, 2012	Feb. 02, 2013	Jan. 28, 2012	Jan. 29, 2011
Net income (loss)	$ (161)	$ (3,728)	$ (12,789)	$ 20,588	$ (7,051)
Foreign currency translation adjustment-net of tax	(31)	43	61	163	657
Total comprehensive income (loss)	$ (192)	$ (3,685)	$ (12,728)	$ 20,751	$ (6,394)